UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 4, 2009
GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)
9000 Town Center Parkway
Bradenton, Florida 34202
(Address of principal executive offices / Zip Code)
(941) 741-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03 Material Modifications to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-2.1
EX-4.1
EX-10.1

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
     On March 4, 2009, Gevity HR, Inc. (“Gevity”), TriNet Group, Inc. (“TriNet”) and Gin Acquisition, Inc., a wholly owned subsidiary of TriNet (“Merger Sub”), entered into a Merger Agreement (the “Merger Agreement”). Under the Merger Agreement, Merger Sub will be merged with and into Gevity (the “Merger”) with Gevity surviving the Merger as a wholly owned subsidiary of TriNet.
     Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock of Gevity issued and outstanding immediately prior to the effective time (other than common shares held by TriNet or Merger Sub or any of their affiliates) will be automatically converted into the right to receive $4.00 in cash. The transaction is not subject to a financing condition.
     The consummation of the Merger is subject to various customary conditions, including Gevity shareholder approval, the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of certain other state regulatory approvals.
     The Merger Agreement contains customary representations and warranties between Gevity, TriNet and Merger Sub. The Merger Agreement also contains customary covenants and agreements, including covenants relating to (a) the conduct of Gevity’s business between the date of the signing of the Merger Agreement and the closing of the Merger, (b) non-solicitation of competing acquisition proposals and (c) the efforts of the parties to cause the Merger to be completed.
     The Merger Agreement contains certain termination rights and provides that, upon or following the termination of the Merger Agreement, under specified circumstances involving a competing acquisition proposal, Gevity may be required to pay TriNet a termination fee of $2.95 million and up to $1 million of expenses.
     Concurrently with the execution and delivery of the Merger Agreement, ValueAct Capital Management, LP and certain of its affiliates (“ValueAct”) entered into a voting agreement (the “Voting Agreement”) with TriNet whereby ValueAct committed to vote for the adoption of the Merger. The Voting Agreement will terminate in the event the Merger Agreement is terminated.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Gevity, TriNet or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by Gevity to TriNet and Merger Sub in connection with the signing of the Agreement. This disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Gevity, on the one hand, and TriNet and Merger Sub, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be viewed as characterizations of the actual state of facts about Gevity, TriNet or Merger Sub.
Amendment to Amended and Restated Credit Agreement
     On March 4, 2009, Gevity and certain subsidiaries of Gevity (the “Guarantors”) entered into the Fourth Amendment to Amended and Restated Credit Agreement (the “Fourth Amendment”) with Bank of America, N.A., as administrative agent (“BOA”) and certain other lenders parties thereto (together with BOA, the “Lenders”). The Fourth Amendment amends the definition of “Change of Control” that was set forth in the Amended and Restated Credit Agreement, dated as of August 30, 2006, among Gevity, the Guarantors and the Lenders, as amended (the “Credit Agreement”), to provide that the entry into the Merger Agreement and the execution of the Voting Agreement, in and of themselves, shall not constitute a “Change of Control” for purposes of the Credit Agreement.
     The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the Fourth Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Additional Information and Where to Find it
     In connection with the Merger, Gevity plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF GEVITY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement will be mailed to shareholders of Gevity. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Gevity with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, the documents filed by Gevity with the SEC may be obtained free of charge by contacting Gevity at Gevity HR, Inc., Attn: Investor Relations, 9000 Town Center Parkway, Bradenton, Florida 34202, Telephone: 1-800-243-8489, extension 4034. Gevity’s filings with the SEC are also available on its website at www.gevity.com.
     Gevity and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Gevity’s shareholders with respect to the Merger. Information about Gevity’s executive officers and directors and their ownership of Gevity’s common shares is set forth in the proxy statement for Gevity’s 2008 annual meeting of shareholders, which was filed with the SEC on April 17, 2008. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Gevity and its respective executive officers and directors in the Merger by reading the preliminary and definitive proxy statement regarding the Merger, which will be filed with the SEC.

Item 3.03 Material Modifications to Rights of Security Holders.
     On March 4, 2009, Gevity amended its Rights Agreement, dated April 23, 2002, by and between Gevity and American Stock Transfer & Trust Company, as Rights Agent (as amended, the “Rights Agreement”), with the purpose and intent of rendering the Rights Agreement inapplicable to the Merger, the Voting Agreement and the other transactions contemplated by the Merger Agreement and the Voting Agreement. The foregoing description of the amendment to the Rights Agreement is not complete and is qualified in its entirety by reference to the Third Amendment and Supplement to the Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of March 4, 2009, by and among Gevity, TriNet and Merger Sub.

4.1	Third Amendment and Supplement to Rights Agreement, dated as of March 4, 2009, by and between Gevity and American Stock Transfer & Trust Company, as Rights Agent.

10.1	Fourth Amendment to Amended and Restated Credit Agreement dated March 4, 2009, among Gevity, the Guarantors, Bank of America, N.A., as Administrative Agent and the Lenders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVITY HR, INC.
Date: March 6, 2009	By:	/s/ Edwin E. Hightower, Jr.
Edwin E. Hightower, Jr.
Senior Vice President and Chief Legal Officer

Exhibit Index

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of March 4, 2009, by and among Gevity, TriNet and Merger Sub.

4.1	Third Amendment and Supplement to Rights Agreement, dated as of March 4, 2009, by and between Gevity and American Stock Transfer & Trust Company, as Rights Agent.

10.1	Fourth Amendment to Amended and Restated Credit Agreement dated March 4, 2009, among Gevity, the Guarantors, Bank of America, N.A., as Administrative Agent and the Lenders.